Exhibit 99.1

Forward Industries Announces Strategic Share Repurchase

Transaction Expected to Increase SOL-per-Share and Return Over 6 Million Shares of Common Stock

to its Treasury Using Low-Cost Financing from Galaxy Digital LLC

Cost Optimization Initiatives Expected to Enhance Operating Leverage

AUSTIN, TX — March 19, 2026 -- Forward Industries, Inc. (NASDAQ: FWDI) (the “Company” or “Forward”), the leading Solana treasury company, today announced that it has entered into an agreement to repurchase 6,164,324 shares of its common stock from an institutional investor in a privately negotiated transaction. The total purchase cost is approximately $27.4 million.

The transaction will reduce Forward’s common shares outstanding from 83,142,133 to 76,977,809. As of December 31st, 2025, Forward held 6,962,501 SOL and had 111,591,332 fully diluted shares outstanding resulting in a SOL-per-share of approximately 0.0624. As of March 17th, 2026 and following this transaction, Forward holds 7,013,536 SOL and has 105,894,207 fully diluted shares outstanding, resulting in a SOL-per-share of 0.0662 and an annualized increase of approximately 29%, as depicted in the attached capitalization table.

To finance the transaction, Forward has entered into a Master Digital Currency Loan Agreement with Galaxy Digital LLC. (“Galaxy”), under which the Company has borrowed $40 million at a weighted average annual interest rate of approximately 3.4% APR with an average weighted maturity of approximately 4.9 months. The facility is secured by fwdSOL held in the Company’s treasury. Importantly, Forward will continue to earn staking rewards on the underlying SOL, enabling the Company to maintain yield generation while accessing low-cost capital. Forward expects to use the proceeds to finance the share repurchase and support the Company’s digital asset treasury strategy.

“This transaction represents a highly efficient use of capital that immediately increases SOL-per-share by reducing Forward’s share count,” said Ryan Navi, Chief Investment Officer of Forward Industries. “By repurchasing shares at a discount to both our net asset value and current market price, and by securing attractively priced financing that allows us to maintain staking rewards on our collateral, we are able to return a meaningful block of shares to our treasury while continuing to compound our digital asset holdings. We believe this structure reinforces our disciplined approach to capital allocation and our commitment to maximizing long-term value for Forward shareholders.”

Forward also announced that it expects certain operating expenses to decline significantly over the coming quarters, as depicted in the table below. The Company currently forecasts that SG&A expenses (excluding stock-based compensation and design segment SG&A) will decrease by approximately 45% from $6.5 million in fiscal Q1 to an estimated $3.6 million by fiscal Q3. This reflects a broader cost reduction plan that includes reductions in fees under the Company’s services agreement with Galaxy Digital LP, lower outside legal expenses, reduced marketing expenditures, reduced third-party vendor costs, and other operational efficiencies.

Kyle Samani, Chairman of Forward Industries, added, “We are executing on a series of operational initiatives designed to reduce our cost structure and improve operating leverage. We expect these efforts to drive a material decline in SG&A over the coming quarters, excluding stock-based compensation and design segment SG&A. Combined with this share repurchase, which allows us to increase SOL-per-share while continuing to earn staking rewards on our collateral, we are building a more efficient platform that compounds value for shareholders over time.”

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About Forward Industries, Inc.

Forward Industries, Inc. (NASDAQ: FWDI) is a Solana focused digital asset treasury company, with the strategy to buy, hold, stake, trade, invest in, and grow SOL and SOL related digital assets, protocols and businesses. Our mission is to expand and strengthen the Solana ecosystem by acquiring and staking SOL and engaging with, providing tools to and investing in the Solana network, Solana developers and Solana related projects in order to increase shareholder value. In connection with a private placement transaction in September 2025, we launched our digital asset treasury strategy supported by industry leading investors and operating partners including Galaxy Digital and Jump Crypto. For more information on the Company’s Solana treasury strategy, visit forwardindustries.com.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “intend”, “potential”, “seek”, “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to anticipated benefits of the share repurchase transaction, expected increase in SOL-per-share, terms and use of proceeds of the Galaxy financing, and projected reductions in operating expenses and SG&A, the Company’s plan for value creation and strategic advantages, market size and growth opportunities. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to realize the anticipated benefits of the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Solana and other cryptocurrencies; the risk that the price of the Company’s common stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries and markets in which the Company does and will operate (including the applicable digital assets market); risks relating failure to realize anticipated benefits of the share repurchase transaction, ability to achieve projected costs reductions, counterparty risks associated with financing arrangements, to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of digital assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

Contacts

Media Contact

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Forward@gasthalter.com

Investor Relations Contact

Sean Mansouri, CFA / Aaron D’Souza

Elevate IR

(720) 330-2829

ir@forwardindustries.com

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FORWARD INDUSTRIES, INC.

Transaction Summary

On March 18, 2026, Forward Industries ("FWDI") entered into a direct agreement with a private institutional investor ("the Transaction") to buy 6,164,324 common shares for $27.4 million, equating to $4.44 per share. To finance the Transaction, FWDI entered into a series of debt agreements ("Institutional Debt") with Galaxy Digital.

- Total common shares outstanding decreased by 6,164,324 shares, from 83,142,133 shares to 76,977,809 shares, representing an 7.4% reduction in basic shares outstanding.
- Total fully diluted shares outstanding decreased by 6,164,324 shares, from 112,058,531 shares to 105,894,207 shares, representing a 5.5% reduction in fully diluted shares outstanding.
- Total Institutional Debt, which excludes on-chain debt, increased from $0 to $40.0 million with a weighted average interest rate of approximately 3.4% and a weighted average maturity of approximately 4.9 months.
- Cash and cash equivalents increased by approximately $12.6 million, from $8.4 million to $21.1 million, enhancing the Company's liquidity position and providing additional financial flexibility.
- Solana ("SOL") Treasury holdings remained substantially unchanged at approximately 7.0 million SOL, valued at approximately $674.8 million as of March 17, 2026.
- SOL per fully diluted share increased from approximately 0.0624 as of December 31, 2025 to approximately 0.0662 as March 18, 2026, growing at 29% annualized.
- Net asset value per common share increased from $8.22 to $8.52, growing 3.7% on a common shares basis as a result of the Transaction.

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FORWARD INDUSTRIES, INC.

Pro Forma Capitalization Table as of March 18, 2026

	Quantity	Δ (Change)	Pro Forma Quantity	Price	Pro Forma Value	Pro Forma NAV / share	Pro Forma mNAV [8]
(+) TOTAL SOL TREASURY	7,013,536	-	7,013,536	$96.21 [10]	$674,772,299		
(+) CASH	8,430,087	12,630,401	21,060,489	$1.00	$21,060,489		
(-) INSTITUTIONAL DEBT [11]		40,000,000	40,000,000	$1.00	$(40,000,000)		
TOTAL NET ASSET VALUE					**$655,832,788**		

	Quantity	Δ (Change)	Pro Forma Quantity	Price	Pro Forma Value	Pro Forma NAV / share	Pro Forma mNAV [8]
COMMON SHARES	83,142,133	(6,164,324)	76,977,809	$5.53 [9]			
TOTAL MARKET CAPITALIZATION	**83,142,133**	**(6,164,324)**	**76,977,809**		**$425,687,284**	**$8.52**	**0.65X**
IN-THE-MONEY WARRANTS [1] VESTED	12,272,101	-	12,272,101	$0.001 [3]			
IN-THE-MONEY OPTIONS [2] VESTED	36,020	-	36,020	$3.73 [3]			
IN-THE-MONEY OPTIONS [2] UNVESTED	650,000	-	650,000	$4.95 [3]			
RESTRICTED STOCK UNITS UNVESTED	675,996	-	675,996				
IN-THE-MONEY FULLY DILUTED MARKET CAPITALIZATION	**96,776,250**	**(6,164,324)**	**90,611,926**		**$501,083,951**	**$7.24**	**0.76X**
ADVISOR AND LEAD INVESTOR WARRANTS [4]	13,376,388	-	13,376,388	$27.75 / $37.00 / $46.25 [4]			
OUT-OF-THE-MONEY WARRANTS [5] VESTED	111,111	-	111,111	$6.50 [3]			
OUT-OF-THE-MONEY OPTIONS [6] VESTED	242,146	-	242,146	$16.37 [3]			
OUT-OF-THE-MONEY OPTIONS [6] UNVESTED	670,900	-	670,900	$11.87 [3]			
PERFORMANCE STOCK UNITS UNVESTED [7]	881,736	-	881,736				
FULLY DILUTED MARKET CAPITALIZATION	**112,058,531**	**(6,164,324)**	**105,894,207**		**$585,594,965**	**$6.19**	**0.89X**

[1] "IN-THE-MONEY WARRANTS" ARE WARRANTS WITH AN EXERCISE PRICE BELOW THE FAIR MARKET VALUE OF THE COMMON SHARES BASED ON 03/17/26 MARKET CLOSE.
[2] "IN-THE-MONEY OPTIONS" ARE OPTIONS WITH AN EXERCISE PRICE BELOW THE FAIR MARKET VALUE OF THE COMMON SHARES BASED ON 03/17/26 MARKET CLOSE.
[3] WEIGHTED AVERAGE EXERCISE PRICE (EXERCISE PRICE SHOWN IN PRICE COLUMN FOR EACH APPLICABLE SECURITY).
[4] ADVISOR WARRANTS AND LEAD INVESTOR WARRANTS ARE DESCRIBED IN THE PUBLIC FILINGS OF THE COMPANY. ONE THIRD OF SUCH WARRANTS VEST AT EACH THRESHOLD ($27.75, $37.00 AND $46.25, RESPECTIVELY) AND ALL HAVE AN EXERCISE PRICE OF $0.01 EACH.
[5] "OUT-OF-THE-MONEY WARRANTS" ARE WARRANTS WITH AN EXERCISE PRICE AT OR ABOVE THE FAIR MARKET VALUE OF THE COMMON SHARES BASED ON 03/17/26 MARKET CLOSE.
[6] "OUT-OF-THE-MONEY OPTIONS" ARE OPTIONS WITH AN EXERCISE PRICE AT OR ABOVE THE FAIR MARKET VALUE OF THE COMMON SHARES BASED ON 03/17/26 MARKET CLOSE.
[7] PERFORMANCE STOCK UNITS VESTING IS SUBJECT TO VARIOUS KEY PERFORMANCE INDICATORS, NAMELY SOL PER SHARE ACCRETION.
[8] "MNAV" OR "MARKET PRICE TO NET ASSET VALUE" REPRESENTS THE RATIO OF THE COMPANY'S MARKET CAPITALIZATION TO ITS NET ASSET VALUE, CALCULATED AS TOTAL ASSETS LESS INSTITUTIONAL DEBT.
[9] CLOSING PRICE OF THE COMMON SHARES BASED ON 03/17/26 MARKET CLOSE ($5.53).
[10] SOL TREASURY PRICE REFLECTS THE CLOSING PRICE OF SOL ON 03/17/26 ($96.21).
[11] INSTITUTIONAL DEBT DOES NOT INCLUDE ON-CHAIN DEBT.

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FORWARD INDUSTRIES, INC.

Estimate: SG&A Waterfall (ex-Stock Based Compensation)

NASDAQ: FWDI

a non-GAAP, financial measure

SG&A WATERFALL

$8M
$6M
$4M
$2M
$0M
$7.2M
$6.5M
$0.7M
Design Segment
Q1 SG&A
Prof. Fees[2]
($1.0M)
Mktg Spend
($0.3M)
Recruitment
($0.4M)
Filing Fees[3]
($0.2M)
IR Fees
($0.1M)
New Hires
+$0.3M
D&O Ins.
+$0.5M
Various
+$0.1M
$6.0M
$5.3M
$0.7M
Q2 SG&A
Prof. Fees[2]
($1.3M)
IR Fees
($0.2M)
Various
($0.1M)
Design Segment
$4.4M
$3.7M
$0.7M
Q3 SG&A

[1] STOCK BASED COMPENSATION EXCLUDED FROM ALL PERIODS SHOWN.

[2] ASSUMES NO INCURRENCE OF PROFESSIONAL FEES OUTSIDE THE ORDINARY COURSE OF BUSINESS.

[3] ASSUMES NO FILING OF ADDITIONAL REGISTRATION STATEMENTS OR OTHER FORMS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

[4] THIS IS A FORECAST, ACTUAL FUTURE RESULTS MAY VARY.

[5] DOES NOT INCLUDE POTENTIAL NEW HIRES.

[6] FOR ADDITIONAL INFORMATION ON NON-GAAP MEASURES, REFERENCE THE DOCUMENT TITLED REG G GAAP RECONCILIATIONS AT HTTPS://FRAMERUSERCONTENT.COM/ASSETS/5UJFUKSWT1RSOLVPUTMTKEWK.PDF

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